                                                                      Exhibit 24

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 30th day of June 2004.

                                      /s/ Robert N. Burt
                                      ------------------------------------------
                                      Robert N. Burt

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 7th day of July 2004.

                                      /s/ Archie W. Dunham
                                      ------------------------------------------
                                      Archie W. Dunham

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 5th day of July 2004.

                                      /s/ William A. Franke
                                      ------------------------------------------
                                      William A. Franke

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 29th day of June 2004.

                                      /s/ Robert D. Johnson
                                      ------------------------------------------
                                      Robert D. Johnson

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 29th day of June 2004.

                                      /s/ Marie L. Knowles
                                      ------------------------------------------
                                      Marie L. Knowles

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 12th day of July 2004.

                                      /s/ Robert D. Krebs
                                      ------------------------------------------
                                      Robert D. Krebs

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 29th day of June 2004.

                                      /s/ Jon C. Madonna
                                      ------------------------------------------
                                      Jon C. Madonna

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 29th day of June 2004.

                                      /s/ Gordon R. Parker
                                      ------------------------------------------
                                      Gordon R. Parker

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 30th day of June 2004.

                                      /s/ William J. Post
                                      ------------------------------------------
                                      William J. Post

                                POWER OF ATTORNEY

               Registration Statement of Phelps Dodge Corporation
                 Relating to the Phelps Dodge 2003 Stock Option
                            and Restricted Stock Plan

      KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below does hereby make, constitute and appoint Ramiro G. Peru and S. David Colton and each of them, with full power to act without the other, as his or her true and lawful attorney-in-fact and agent, in his or her name, place and stead to execute on his or her behalf, as an officer and/or director of Phelps Dodge Corporation (the "Company"), the Registration Statement of the Company on Form S-8 (the "Registration Statement") for the registration of 3,500,000 shares of the Company's common stock, par value $6.25 ( "Common Stock"), in connection with the Phelps Dodge 2003 Stock Option and Restricted Stock Plan and any and all amendments (including post-effective amendments) to the Registration Statement, and file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (the "SEC") pursuant to the Securities Act of 1933 (the "Act"), and any and all other instruments which either of said attorneys-in-fact and agents deems necessary or advisable to enable the Company to comply with the Act, the rules, regulations and requirements of the SEC in respect thereof, and the securities or Blue Sky laws of any State or other governmental subdivision, giving and granting to each of said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing whatsoever necessary or appropriate to be done in and about the premises as fully to all intents as he or she might or could do if personally present at the doing thereof, with full power of substitution and resubstitution, hereby ratifying and confirming all that his or her said attorneys-in-fact and agents or substitutes may or shall lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand on this 29th day of June 2004.

                                      /s/ Jack E. Thompson
                                      ------------------------------------------
                                      Jack E. Thompson